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                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 6, 1997

                         SNYDER COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its character)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)


         1-12145                                       52-1983617
  (Commission file number)               (I.R.S. Employer Identification No.)

   Two Democracy Center
   6903 Rockledge Drive
       15th Floor
   Bethesda, Maryland                                    20817
  (Address of principal                               (Zip Code)
    executive offices)

                                (301) 468-1010
             (Registrant's telephone number, including area code)

                                Not applicable
       (Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On January 6, 1997, pursuant to an Agreement and Plan of Merger, Snyder Communications, Inc., a Delaware corporation (the "Registrant"), consummated a merger (the "Merger") whereby Snyder Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant, was merged with and into MMD, Inc., a New Jersey corporation ("MMD"), with MMD surviving the Merger as a wholly owned subsidiary of the Registrant.

        In the Merger, 966 shares of MMD common stock, no par value, issued and outstanding immediately prior to the effective time of the Merger were converted into 1,354,500 shares of the Registrants common stock, $.001 par value. The shares of the Registrants common stock issued in connection with the Merger were valued at $26.125 (the "Merger Share Price"). The Merger Share Price represents the closing price of a share of the Registrants common stock as quoted on the New York Stock Exchange on December 5, 1996, five days prior to the date upon which the letter of intent was executed. The Merger has been accounted for as a pooling of interests for accounting and financial reporting purposes. The consideration received by the holders of MMD common stock in the Merger and the other material terms of the Merger Agreement were determined through arms'-length negotiation between the Registrant and MMD. For a more complete description of the terms of the Merger, reference is made to the Merger Agreement which is incorporated by reference in this Current Report on Form 8-K as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (A)  Financial statements of businesses acquired.

        It is impracticable to provide the required financial statements for MMD at the date hereof. The Registrant undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than March 22, 1997.

        (B)  Pro forma financial information.

        It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than March 22, 1997.

        (C)  Exhibits.

        2.1 Agreement and Plan of Merger among Snyder Communications, Inc. and Snyder Acquisition Corp. and MMD, Inc. and the Stockholders of MMD, Inc. dated as of January 6, 1997.

       99.1  Press release issued by the Registrant on January 6, 1997.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SNYDER COMMUNICATIONS, INC.
                                         (Registrant)



Date:  January 16, 1997          /s/   MICHELE D. SNYDER
     ------------------             --------------------
                                 Michele D. Snyder
                                 Vice Chairman, and
                                 Chief Operating Officer


Date:  January 16, 1997          /s/  A. CLAYTON PERFALL
     ------------------             --------------------
                                 A. Clayton Perfall
                                 Chief Financial Officer